UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

SCHEDULE 14C INFORMATION
Information Statement Pursuant to Section 14(c)
of the Securities Exchange Act of 1934 (Amendment No. __)

Check the appropriate box:

[_]	Preliminary Information Statement

[_]	Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))

[X]	Definitive Information Statement

NATIONWIDE VARIABLE INSURANCE TRUST
(Name of Registrant as Specified in Its Charter)

Payment of Filing Fee (Check the appropriate box)

[X]	No fee required.

[_]	Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

1) Title of each class of securities to which transaction applies:

________________________________________________________________________

2) Aggregate number of securities to which transaction applies:

________________________________________________________________________

3) Per unit price or other underlying value of transaction computed  pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

________________________________________________________________________

4) Proposed maximum aggregate value of transaction:

________________________________________________________________________

5) Total fee paid:

________________________________________________________________________

[_]	Fee paid previously with preliminary materials.

[_]
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1) Amount Previously Paid:

________________________________________________________________________

2) Form, Schedule or Registration Statement No.:

________________________________________________________________________

3) Filing Party:

________________________________________________________________________

4) Date Filed:

________________________________________________________________________

NATIONWIDE VARIABLE INSURANCE TRUST
One Nationwide Plaza
Mail Code 5-02-210
Columbus, Ohio 43215
(800) 848-0920

August 12, 2019

Dear Shareholder:

The enclosed Information Statement details a recent subadviser change relating to the NVIT Multi-Manager Small Cap Growth Fund (the “Small Cap Growth Fund”) and NVIT Multi-Manager Small Company Fund (the “Small Company Fund” and collectively with the Small Cap Growth Fund, the “Funds”), each a series of Nationwide Variable Insurance Trust (the “Trust”).

Specifically, OppenheimerFunds, Inc. (“Oppenheimer”) which served as a subadviser to each of the Funds, was acquired by Invesco Ltd. in a transaction with Oppenheimer’s indirect parent company, Massachusetts Mutual Life Insurance Company (the “Transaction”).  As a result of the Transaction, there was a change in control of Oppenheimer that resulted in the termination by operation of law of the subadvisory agreement in place among the Trust, the Funds’ adviser, Nationwide Fund Advisors (“NFA”), and Oppenheimer. NFA recommended, and the Board of Trustees of the Trust (the “Board”) approved, Invesco Advisers, Inc. to serve as the new subadviser to the portions of the Small Cap Growth Fund and Small Company Fund previously subadvised by Oppenheimer. The investment advisory staff of Oppenheimer with responsibility for management of the Funds’ assets became employees of Invesco upon completion of the Transaction and, as a result, no change in any of the Funds’ current portfolio management teams or investment process or philosophies is expected to occur as a result of the Transaction or the change in the Funds’ subadvisers. These changes became effective on May 28, 2019. The Trust has received an exemptive order (the “Manager of Managers Order”) from the U.S. Securities and Exchange Commission (“SEC”) that allows certain subadviser changes to be made without shareholder approval. The Manager of Managers Order requires that this Information Statement be sent to you. Additionally, the Trust has received interpretive guidance from the staff of the SEC’s Division of Investment Management allowing the Trust, in lieu of physical delivery of the Information Statement, to make the Information Statement available to you online. The Information Statement will be available on the Trust’s website at http://www.nationwide.com/mutualfundsshareholdernews until November 30, 2019. A paper or email copy of the Information Statement may be obtained, without charge, by contacting the Trust at 855-723-7820.

Please read the enclosed Information Statement for additional information.

We look forward to continuing to serve you and the Fund in the future.

Sincerely,

Allan J. Oster
Assistant Secretary, Nationwide Variable Insurance Trust

NATIONWIDE VARIABLE INSURANCE TRUST
One Nationwide Plaza
Mail Code 5-02-210
Columbus, Ohio 43215
(800) 848-0920

INFORMATION STATEMENT

Nationwide Variable Insurance Trust (the “Trust”) is furnishing this Information Statement with respect to the NVIT Multi-Manager Small Cap Growth Fund (“the “Small Cap Growth Fund”) and NVIT Multi-Manager Small Company Fund (the “Small Company Fund” and collectively with the Small Cap Growth Fund, the “Funds”), each a series of the Trust. All owners (“Contract Owners”) of variable annuity contracts or variable life insurance policies (“variable contracts”) who, as of July 15, 2019, had selected the Small Cap Growth Fund or the Small Company Fund as an underlying investment option within their variable contract will receive this Information Statement.

The Trust has received an exemptive order (the “Manager of Managers Order”) from the U.S. Securities and Exchange Commission (the “SEC”), which permits Nationwide Fund Advisors (“NFA”), each Fund’s investment adviser, to hire new subadvisers that are unaffiliated with NFA, to terminate subadvisory relationships, and to make changes to existing subadvisory agreements with the approval of the Trust’s Board of Trustees (the “Board” or the “Trustees”), but without obtaining shareholder approval, provided, among other things, that each Fund sends to its shareholders (or, in this case, the Contract Owners who have selected the Small Cap Growth Fund or the Small Company Fund as an underlying investment option) an information statement describing any new subadviser within 90 days of hiring such subadviser.

WE ARE NOT ASKING YOU FOR A PROXY OR VOTING INSTRUCTIONS AND
WE REQUEST THAT YOU NOT SEND US A PROXY OR VOTING INSTRUCTIONS.

INTRODUCTION

Each Fund is an investment portfolio, or series, of the Trust. The Trust, on behalf of each Fund, has entered into an Investment Advisory Agreement with NFA. Pursuant to the Investment Advisory Agreement, NFA may select one or more subadvisers for the Funds and supervises the Funds’ daily business affairs, subject to the oversight of the Board. NFA selects one or more subadviser(s) it believes will provide the Funds with high-quality investment management services consistent with each Fund’s investment objective. NFA is responsible for the overall monitoring of the Funds’ subadviser(s).

OppenheimerFunds, Inc. (“Oppenheimer”) served as subadviser to the Small Cap Growth Fund and the Small Company Fund since October 2008 and May 2013, respectively.  On May 28, 2019, Oppenheimer was acquired by Invesco Ltd. in a transaction with Oppenheimer’s indirect parent company, Massachusetts Mutual Life Insurance Company (the “Transaction”).  As a result of the Transaction, there was a change in control of Oppenheimer that resulted in the termination by operation of law of the subadvisory agreement in place among the Trust, NFA, and Oppenheimer. Effective on May 28, 2019, Invesco Advisers, Inc. (“Invesco”) began serving as one of two subadvisers to each of the Small Cap Growth Fund and the Small Company Fund. The Small Cap Growth Fund’s other subadviser, Wellington Management Company LLP, and the Small Company Fund’s other subadviser, Jacobs Levy Equity Management, Inc., continue to subadvise a separate portion of the respective Fund.  The investment advisory staff of Oppenheimer with responsibility for management of the Funds’ assets became employees of Invesco upon completion of the Transaction and, as a result, no change in any of the Funds’ current portfolio management teams or investment process or philosophies is expected to occur as a result of the Transaction or the change in the Funds’ subadvisers.

Invesco is independent of NFA and discharges its responsibilities subject to the oversight and supervision of NFA and the Board. Invesco is paid subadvisory fees by NFA from the management fees NFA receives from the Funds. In accordance with procedures adopted by the Board, a subadviser of the Funds may effect portfolio transactions through an affiliated broker-dealer that receives brokerage commissions in connection therewith as permitted by applicable law.

The purpose of this Information Statement is to report the selection of Invesco, located at 1555 Peachtree Street, N.E., Atlanta, Georgia, 30309, as a new subadviser to each of the Funds. The Board approved the appointment of Invesco as a subadviser to the Funds on March 6, 2019, pending closing of the Transaction, and Invesco began serving as one of the subadvisers to each Fund on May 28, 2019, following the closing of the Transaction on May 24, 2019. The factors considered by the Board in making its decision to approve Invesco as subadviser, as well as other important information, are described in more detail below.

RECOMMENDATION TO APPROVE SUBADVISER

As part of NFA’s duties to select and supervise the Funds’ subadviser(s), NFA is responsible for communicating performance expectations to, and evaluating the performance of, the subadviser(s) and recommending to the Board whether a new subadviser should be hired or whether the subadviser’s contract with the Trust should be renewed, modified or terminated. NFA periodically provides written reports to the Board describing the results of its evaluation and monitoring functions.

Oppenheimer had been one of the Small Cap Growth Fund’s subadvisers since October 2008 and one of the Small Company Fund’s subadvisers since May 2013. The investment advisory staff of Oppenheimer with responsibility for management of the Funds’ assets became employees of Invesco upon completion of the Transaction.  There have been no changes to the Funds’ investment strategies or portfolio management processes used in managing the Funds.

Based on NFA’s evaluation of the Transaction, NFA recommended to the Board that Invesco be appointed to serve as one of each Fund’s subadvisers in place of Oppenheimer.  NFA recommended that Invesco be appointed based on the fact that the subadvisory agreement among the Trust, NFA, and Oppenheimer would terminate by operation of law upon the closing of the Transaction and that the Transaction would not result in any changes to the investment strategies and portfolio management processes or the portfolio management team providing services to the Funds.

Ronald J. Zibelli, Jr., CFA and Ash Shah, CFA, CPA will continue to be responsible for the day-to-day portfolio management of the portion of the Funds subadvised by Invesco.

Mr. Zibelli is a Senior Vice President and a Senior Portfolio Manager of Invesco, which he joined in 2019. Previously, he held the same position with Oppenheimer since 2006.

Mr. Shah is Vice President and a Senior Portfolio Manager of Invesco, which he joined in 2019. Previously, he held the same position with Oppenheimer since 2006.

Based on the foregoing considerations, NFA recommended to the Board that Invesco be approved as a subadviser to the Funds.

BOARD CONSIDERATIONS

At a meeting held in-person on March 6, 2019, the Board, of which eight of the nine members are not considered to be “interested persons” of the Funds under the Investment Company Act of 1940, as amended (the “1940 Act”) (“Independent Trustees”), discussed and, upon NFA’s recommendation, unanimously approved the appointment of Invesco as a subadviser to the Funds. The Trustees were provided with materials related to the Transaction in advance of the meeting. The Independent Trustees met in executive session with their independent legal counsel prior to the meeting to discuss information relating to the subadvisory agreement. The material factors and conclusions that formed the basis for the Board’s approval are discussed below.

The Nature, Extent and Quality of the Services to be Provided by Invesco as the Subadviser. The Board considered NFA’s statement that the same portfolio management team that managed the Funds at Oppenheimer would continue to provide the same portfolio management services to the Funds after the Transaction. The Trustees considered NFA’s statements that both NFA and the Trustees are familiar with Invesco because it had until recently served as subadviser to another series of the Trust.  The Trustees considered NFA’s statement that it is comfortable with the capabilities, operations, and controls of Invesco and the statement by NFA’s Chief Compliance Officer that he believes that Invesco’s compliance policies and procedures are reasonably designed to prevent violations of the federal securities laws.

Investment Performance. No information was presented to the Board regarding the past performance record of Invesco in managing investment strategies comparable to the strategies it would use in managing the Funds’ assets.  The Board had received information over time regarding the performance of the portfolio management team responsible for managing the Funds’ assets when it was employed by Oppenheimer.

Fee Level. The Board considered that fees would be payable under the new subadvisory agreement at the same rate as they were currently paid to Oppenheimer under the subadvisory agreement among the Trust, NFA, and Oppenheimer (“Oppenheimer Agreement”), and that the change in subadvisers was not expected to have any effect on the expenses of the Funds.

Economies of Scale. The Board noted that the subadvisory fee schedule with Invesco includes breakpoints.

Profitability; Fallout Benefits. No information was presented to the Board regarding the expected profitability of the subadvisory agreement or of other indirect advantages to the subadviser from its relationship with the Funds.

Terms of the Subadvisory Agreement. The Board considered NFA’s statement that the new subadvisory agreement is substantially the same in all material respects as the Oppenheimer Agreement.

Conclusion. Based on these and other considerations, none of which was individually determinative of the outcome, and after discussion and consideration among themselves, and with NFA, Trust counsel, and independent legal counsel, the Trustees, and all of the Independent Trustees voting separately, unanimously approved the subadvisory agreement for a two-year period commencing from the execution of the subadvisory agreement.

THE SUBADVISORY AGREEMENT

The subadvisory agreement with Invesco, dated May 28, 2019 (the “Agreement”), was approved by the Board, including the Independent Trustees, on March 6, 2019. In accordance with the Manager of Managers Order, the Agreement was not submitted to the Fund’s shareholders for their approval. The terms of the Agreement are substantially similar to the terms of the Oppenheimer Agreement. The following is a brief summary of the material terms of the Agreement.

Term. The Agreement, solely with respect to the Funds, has an initial term that expires on March 1, 2021, and continues for successive one-year terms thereafter as long as its continuance is approved by the Board or by a vote of a majority of outstanding shares of the Fund, provided that, in either case, the terms and the renewal have been approved by the vote of a majority of the Independent Trustees, cast in person, at a meeting called for the purpose of voting on such approval. The Agreement can be terminated on not more than 60 days’ written notice by NFA, by a vote of a majority of the Independent Trustees on behalf of the Fund or a majority of the outstanding voting securities of the Fund, or on not less than 120 days’ written notice by the subadviser. The Agreement terminates automatically if assigned by any party.

Fees. Under the Agreement, the annual subadvisory fee payable by NFA to the subadviser (as a percentage of the Funds’ aggregated average daily net assets) is set forth in the table attached as Exhibit A. The overall advisory fees of each Fund will not change due to the change in subadviser and based on the overall assets of each Fund.

Duties. Under the Agreement, NFA is responsible for assigning all or a portion of each Fund’s assets to the subadviser and for overseeing and reviewing the performance of the subadviser. The subadviser is required to manage each Fund’s portfolio in accordance with such Fund’s investment objectives and policies, subject to the supervision of NFA and the oversight of the Board.

Brokerage. Under the Agreement, the subadviser is authorized to purchase and sell securities on behalf of the Funds through brokers or dealers the subadviser selects and to negotiate commissions to be paid on such transactions. In doing so, the subadviser is required to use reasonable efforts to obtain the most favorable price and execution available but is permitted, subject to certain limitations, to pay brokerage commissions that are higher than what another broker might have charged in return for brokerage and research services.

Indemnification. Under the Agreement, the subadviser and its affiliates and controlling persons cannot be held liable to NFA, the Trust, the Funds or the Funds’ shareholders in the absence of willful misfeasance, bad faith, gross negligence, reckless disregard of its duties under the Agreement, or violation of applicable law.

The subadviser is required, under the Agreement, to indemnify NFA, the Trust, the Funds, and their respective affiliates and controlling persons for any liability or expenses sustained by them as a result of the subadviser’s willful misfeasance, bad faith, gross negligence, reckless disregard of its duties or violation of applicable law, as well as under certain other circumstances. The Agreement also contains provisions pursuant to which NFA and the Trust are required to indemnify the subadviser for any liability and expenses which may be sustained by the subadviser as a result of NFA’s or the Trust’s willful misfeasance, bad faith, gross negligence, reckless disregard of their respective duties or violation of applicable law.

Regulatory Pronouncements. The Agreement also includes provisions arising from regulatory requirements. These provisions include a requirement that the subadviser establish and maintain written proxy voting procedures in compliance with current applicable laws and regulations, including, but not limited to, Rule 30b1-4 under the 1940 Act. Also, the provisions include language required by Rule 17a-10 under the 1940 Act that permits the subadviser to execute securities transactions under limited circumstances through broker-dealers deemed to be affiliated with the Funds, subject to certain prohibitions on consultations between the subadviser and other subadvisers to the Funds or funds affiliated with the Funds.

Further Information. The above description of the Agreement is only a summary and is qualified in its entirety by reference to the text of the Agreement. A copy of the Agreement will be on file with the SEC and will be available: (i) on the SEC’s EDGAR database via the internet at www.sec.gov; (ii) by electronic request to publicinfo@sec.gov; or (iii) by mail by sending your request to Securities and Exchange Commission, 100 F Street, N.E., Washington, D.C. 20549-1520.

OTHER INFORMATION ABOUT INVESCO

Invesco is located at 1555 Peachtree Street, N.E., Atlanta, Georgia 30309. The following table sets forth the names and principal occupations of the principal executive officers of Invesco. The address of each person listed below is 1555 Peachtree Street, N.E., Atlanta, Georgia 30309.

Name	Title
Gregory McGreevey	Director, President and Chief Executive Officer
Annette Lege	Chief Accounting Officer, CFA and Treasurer
Robert Leveille	Chief Compliance Officer

Invesco is an indirect wholly owned subsidiary of Invesco Ltd., a publicly traded company.

MORE ABOUT FEES AND EXPENSES

Each Fund pays NFA an investment advisory fee at an effective annual rate (as a percentage of the Fund’s average daily net assets) as set forth in the table attached as Exhibit B.

During the fiscal year ended December 31, 2018, the Funds paid investment advisory fees to NFA as set forth in the table attached as Exhibit C.

ADDITIONAL INFORMATION

NFA serves as the Funds’ investment adviser pursuant to an Investment Advisory Agreement that was last approved by the Board, including a majority of the Independent Trustees, on January 24, 2019. The Investment Advisory Agreement was last approved by shareholders of the Fund on April 23, 2007. The key features of the Investment Advisory Agreement are described below.

Advisory Services. Under the Investment Advisory Agreement, NFA, subject to the oversight of the Board: (i) sets the overall investment strategy for each Fund; (ii) has overall supervisory responsibility for the general management and investment of each Fund’s assets; (iii) determines the allocation of assets among one or more subadvisers, if any; and (iv) has full investment discretion to make all determinations with respect to the investment of a Fund’s assets not otherwise assigned to a subadviser. With regard to subadvisers, NFA, subject to the oversight of the Board: (i) researches and evaluates each subadviser, if any; (ii) performs initial due diligence on prospective subadvisers; (iii) monitors each subadviser’s ongoing performance; (iv) communicates performance expectations and evaluations to each subadviser; and (v) recommends to the Board whether a subadviser’s contract should be renewed, modified or terminated. NFA also is responsible for recommending changes or additions to the subadvisers and is responsible for compensating each subadviser. Finally, NFA is responsible for providing periodic reports to the Board concerning each Fund’s business and investments as the Board requests.

Continuance. The Investment Advisory Agreement may be continued from year to year by a majority vote of the Board or by a vote of a majority of the outstanding shares of each Fund, provided that, in either case, the terms and the renewal have been approved by the vote of a majority of the Independent Trustees, cast in person, at a meeting called for the purpose of voting on such approval.

Termination. The Investment Advisory Agreement provides that it may be terminated, without the payment of any penalty, by vote of a majority of the Trustees of the Trust or by vote of a majority of the outstanding voting securities of a Fund, or by NFA, in each case, upon not more than 60 days’ written notice to the other party. The Investment Advisory Agreement also provides that it will automatically and immediately terminate in the event of its assignment.

As of July 15, 2019, each Fund had issued outstanding shares in the amounts as set forth in the table attached as Exhibit D.

As of July 15, 2019, to the Trust’s knowledge, no person, except as set forth in the table at Exhibit E, had or shared voting or investment power over more than 5% of the outstanding shares of any class of the Funds.

As of July 15, 2019, the Executive Officers and Trustees of the Trust as a group owned less than 1% of the outstanding shares of any class of the Funds.

Although Contract Owners are not being asked to vote on the approval of Invesco as subadviser to the Funds, the Trust is required to summarize the voting rights of Contract Owners. Whenever a matter affecting a Fund requires shareholder approval, a shareholder meeting generally will be held and a proxy statement and proxy/voting instruction forms will be sent to such Fund’s shareholders and to Contract Owners who have selected a Fund as an underlying mutual fund option. Shares of the Funds are available exclusively as a pooled funding vehicle for variable contracts offered by the separate accounts, or subaccounts thereof, of certain life insurance companies (“Participating Insurance Companies”). The Participating Insurance Companies own shares of the Funds as depositors for the Contract Owners. Thus, individual Contract Owners do not vote on such matters directly because they are not shareholders of the Funds. Rather, the Participating Insurance Companies and their separate accounts are shareholders and will vote the shares of the Fund attributable to the Contract Owners in accordance with Contract Owners’ voting instructions. If voting instructions are not received, the separate accounts will vote the shares of a Fund for which voting instructions have not been received in proportion (for, against or abstain) to those for which timely voting instructions have been received. As a result, those Contract Owners that choose to vote, as compared with their actual percentage of ownership of a Fund, may control the outcome of the vote. Each share of a Fund is entitled to one vote, and each fraction of a share is entitled to a proportionate fractional vote. Contract Owners are also permitted to revoke previously submitted voting instructions in accordance with instructions contained in the proxy statement sent to a Fund’s shareholders and to Contract Owners.

The foregoing description of Contract Owner voting rights with respect to the Funds is only a summary of these rights. Whenever shareholder approval of a matter affecting the Funds is required, the proxy statement sent to shareholders and to Contract Owners will fully describe the voting rights of Contract Owners and the voting procedures that will be followed at the shareholder meeting.

Currently, Nationwide Fund Distributors LLC (“NFD”), an affiliate of NFA, acts as the Trust’s principal underwriter. Under the terms of a Joint Fund Administration and Transfer Agency Agreement, Nationwide Fund Management LLC (“NFM”), an indirect wholly owned subsidiary of Nationwide Financial Services, Inc. (“Nationwide Financial”), provides various administrative and accounting services, including daily valuation of the Funds’ shares, preparation of financial statements, tax returns, and regulatory reports, and presentation of quarterly reports to the Board of Trustees. NFM also serves as transfer agent and dividend disbursing agent for the Funds. The address for NFA, NFD and NFM is One Nationwide Plaza, Mail Code 5-02-210, Columbus, Ohio 43215.

NFA is a wholly owned subsidiary of Nationwide Financial, a holding company which is a direct wholly owned subsidiary of Nationwide Corporation. All of the common stock of Nationwide Corporation is held by Nationwide Mutual Insurance Company (95.2%) and Nationwide Mutual Fire Insurance Company (4.8%), each of which is a mutual company owned by its policyholders. The address for each of Nationwide Financial, Nationwide Corporation, Nationwide Mutual Insurance Company and Nationwide Mutual Fire Insurance Company is One Nationwide Plaza, Columbus, Ohio 43215.

No Officer or Trustee of the Trust is an officer, employee, or director of Invesco, nor do any such Officers or Trustees own securities issued by Invesco or have any other material direct or indirect interest in Invesco.

The Trust will furnish, without charge, a copy of the Trust’s most recent Annual Report to shareholders and Semiannual Report to shareholders succeeding the Annual Report, if any, upon request. This request may be made either by writing to the Trust at the address contained on the first page of this Information Statement or by calling toll-free 800-848-0920. The Annual Report and the Semiannual Report will be mailed to you by first-class mail within three business days of receipt of your request. Copies of the Information Statement may be obtained, without charge, by calling toll-free 855-723-7820.

By Order of the Board of Trustees of Nationwide Variable Insurance Trust,

Allan J. Oster, Assistant Secretary

August 12, 2019

EXHIBIT A

SUBADVISORY FEES

The annual subadvisory fees payable by NFA to Invesco (as a percentage of each Fund’s average daily net assets) are set forth in the following table:

Fund	Subadvisory Fees
NVIT Multi-Manager Small Cap Growth Fund NVIT Multi-Manager Small Company Fund
0.45% on Aggregate Subadviser Assets† of up to $200 million; and
0.40% on Aggregate Subadviser Assets† of $200 million and more.

0.45% on Aggregate Subadviser Assets† of up to $200 million; and
0.40% on Aggregate Subadviser Assets† of $200 million and more.

† The term “Aggregate Subadviser Assets” shall mean the aggregate amount of assets resulting from the combination of Subadviser Assets of the NVIT Multi-Manager Small Cap Growth Fund and the NVIT Multi-Manager Small Company Fund.
A-1

EXHIBIT B

INVESTMENT ADVISORY FEES

The Fund pays NFA an investment advisory fee at an effective annual rate (as a percentage of each Fund’s average daily net assets) as set forth in the following table:

Fund	Advisory Fees
NVIT Multi-Manager Small Cap Growth Fund NVIT Multi-Manager Small Company Fund	0.84% on assets up to $200 million; and 0.79% on assets of $200 million and more. 0.885% on assets up to $200 million; and 0.835% on assets of $200 million and more.
B-1

EXHIBIT C

INVESTMENT ADVISORY FEES PAID TO NFA

The chart below sets forth the investment advisory fees paid by the Funds to NFA for the fiscal year ended December 31, 2018. The amount indicated is after fee waivers and expense reimbursements.

Fund	Advisory Fees
NVIT Multi-Manager Small Cap Growth Fund NVIT Multi-Manager Small Company Fund	$2,123,000 $2,895,089
C-1

EXHIBIT D

OUTSTANDING SHARES

As of July 15, 2019, the Funds had issued outstanding shares in the amounts set forth in the table below:

Fund	Number of Shares Outstanding
NVIT Multi-Manager Small Cap Growth Fund – Class I	3,547,550.466
NVIT Multi-Manager Small Cap Growth Fund – Class II	2,235,470.993
NVIT Multi-Manager Small Cap Growth Fund – Class Y	4,987,001.325

NVIT Multi-Manager Small Company Fund – Class I	13,604,571.858
NVIT Multi-Manager Small Company Fund – Class II	2,629,228.977
NVIT Multi-Manager Small Company Fund – Class IV	1,133,223.327
D-1

EXHIBIT E

5% SHAREHOLDERS

As of July 15, 2019, to the Trust’s knowledge, no person, except as set forth in the table below, had or shared voting or investment power over more than 5% of the outstanding shares of any class (collectively, the “shares”) of the Funds.

Name and Address of Shareholder	Number of Shares Beneficially Owned	Percentage of the Class Held by the Shareholder
NVIT Multi-Manager Small Cap Growth Fund – Class I
NATIONWIDE LIFE INSURANCE COMPANY COLUMBUS, OH 43218	1,233,076.280	34.76%
NATIONWIDE LIFE INSURANCE COMPANY COLUMBUS, OH 43218	1,076,150.853	30.34%
NATIONWIDE LIFE INSURANCE COMPANY COLUMBUS, OH 43218	313,937.814	8.85%
NATIONWIDE LIFE INSURANCE COMPANY COLUMBUS, OH 43218	304,556.308	8.58%
NVIT Multi-Manager Small Cap Growth Fund – Class II
NATIONWIDE LIFE INSURANCE COMPANY COLUMBUS, OH 43218	2,036,118.404	91.08%
NATIONWIDE LIFE INSURANCE COMPANY COLUMBUS, OH 43218	160,101.862	7.16%
NVIT Multi-Manager Small Cap Growth Fund – Class Y
NVIT CARDINAL MODERATE FUND COLUMBUS, OHIO 43215	1,233,079.208	24.73%
NVIT CARDINAL CAPITAL APPRECIATION FUND COLUMBUS, OHIO 43215	1,230,116.622	24.67%
NVIT CARDINAL BALANCED FUND COLUMBUS, OHIO 43215	1,032,216.929	20.70%
NVIT CARDINAL MANAGED GROWTH FUND COLUMBUS, OHIO 43215	663,110.092	13.30%
NVIT CARDINAL MODERATELY AGGRESSIVE FUND COLUMBUS, OHIO 43215	291,934.823	5.85%
NVIT CARDINAL MANAGED GROWTH & INCOME FUND COLUMBUS, OHIO 43215	269,577.178	5.41%
NVIT Multi-Manager Small Company Fund – Class I
NATIONWIDE LIFE INSURANCE COMPANY COLUMBUS, OH 43218	3,881,307.125	28.53%
NATIONWIDE LIFE INSURANCE COMPANY COLUMBUS, OH 43218	3,304,671.721	24.29%
NATIONWIDE LIFE INSURANCE COMPANY COLUMBUS, OH 43218	2,419,206.671	17.78%
NATIONWIDE LIFE INSURANCE COMPANY COLUMBUS, OH 43218	881,277.685	6.48%
NATIONWIDE LIFE INSURANCE COMPANY COLUMBUS, OH 43218	867,388.908	6.38%
NATIONWIDE LIFE INSURANCE COMPANY COLUMBUS, OH 43218	691,647.880	5.08%
NVIT Multi-Manager Small Company Fund – Class II
NATIONWIDE LIFE INSURANCE COMPANY COLUMBUS, OH 43218	2,379,805.672	90.51%
NVIT Multi-Manager Small Company Fund – Class IV
E-1

NATIONWIDE LIFE INSURANCE COMPANY COLUMBUS, OH 43218	938,391.301	82.81%
NATIONWIDE LIFE & ANNUITY INSURANCE COMPANY COLUMBUS, OH 43218	107,660.784	9.50%
NATIONWIDE LIFE & ANNUITY INSURANCE COMPANY COLUMBUS, OH 43218	77,676.408	6.85%
E-2

NATIONWIDE VARIABLE INSURANCE TRUST
One Nationwide Plaza
Mail Code 5-02-210
Columbus, Ohio 43215
(800) 848‐0920

NVIT Multi-Manager Small Cap Growth Fund

NVIT Multi-Manager Small Company Fund

NOTICE OF INTERNET AVAILABILITY OF INFORMATION STATEMENT

August 12, 2019

This communication presents only an overview of the more complete information statement that is available to you on the internet relating to the NVIT Multi-Manager Small Cap Growth Fund (the “Small Cap Growth Fund”) and the NVIT Multi-Manager Small Company Fund (the “Small Company Fund” and collectively with the Small Cap Growth Fund, the “Funds”), each a series of Nationwide Variable Insurance Trust (the “Trust”). We encourage you to access and review all of the important information contained in the information statement.

The following material is available for view: NVIT Multi-Manager Small Cap Growth Fund and NVIT Multi-Manager Small Company Fund Information Statement

The Information Statement details a recent subadviser change relating to the Funds. Specifically, the Board of Trustees of the Trust (the “Board”) approved the selection of Invesco Advisers, Inc. to serve as a new subadviser to the Funds, as a result of a transaction whereby OppenheimerFunds, Inc. was acquired by Invesco Ltd. This change became effective on May 28, 2019. The Trust has received an exemptive order (the “Manager of Managers Order”) from the U.S. Securities and Exchange Commission (“SEC”) that allows certain subadviser changes to be made without shareholder approval. The Manager of Managers Order instead requires that the Information Statement be sent to you. Additionally, the Trust has received interpretive guidance from the staff of the SEC’s Division of Investment Management allowing the Trust, in lieu of physical delivery of the Information Statement, to make the Information Statement available to you online.

All owners (“Contract Owners”) of variable annuity contracts or variable life insurance policies (“variable contracts”) who, as of the date hereof, had selected the Small Cap Growth Fund or the Small Company Fund as an underlying investment option within their variable contract will receive this Notice. This Notice will be sent to Contract Owners on or about August 26, 2019. The full Information Statement will be available on the Funds’ website at http://www.nationwide.com/mutualfundsshareholdernews until November 30, 2019. A paper or email copy of the full Information Statement may be obtained, without charge, by contacting the Trust at 855-723-7820.

If you want to receive a paper or email copy of the above listed document, you must request one. There is no charge to you for requesting a copy.